Chemtura Corporation

Corporate Governance Principles

I. The Mission of the Board of Directors

The Board of Directors is elected by the shareholders and represents their interest in the perpetuation of a successful business. This interest includes the optimization by the corporation of long term financial returns to the shareholders, and the Board is responsible for exercising its business judgment in good faith to determine that the corporation is managed in such a way that this result may be achieved. This is an active, not a passive, responsibility. The Board meets this responsibility by ensuring that in good times, as well as difficult times, management is effectively performing its functions. The Board regularly monitors the effectiveness of management policies and decisions and the execution of the corporation's strategy.

In fulfilling its responsibility with respect to increasing shareholder value, the Board must consider the interests of the corporation's employees, customers, suppliers and the communities where the corporation operates, all of whom are essential to a successful business. However, the responsibility of the Board with respect to these constituencies is founded upon the interest of the shareholders in the perpetuation of a successful business.

II. The Principal Duties of the Board of Directors

The principal duties of the Board of Directors include:

- approval of fundamental, long-term operating, financial and other corporate plans, strategies and objectives and evaluation of the performance of the corporation against the same;
- selection and regular evaluation of the performance of the CEO;
- approval of the CEO's compensation and establishment of policies and plans for the compensation of other members of management;
- review and approval of senior executive succession plans;

- review and approval of material transactions not in the ordinary course of business;
- review and approval of significant capital expenditures;
- adoption of policies of corporate conduct, including compliance with applicable laws and regulations, and maintenance of accounting, financial and other controls;
- review of the process of providing appropriate financial and operational information to the corporation's decision makers, including the Board of Directors;
- evaluation of the structure, operation and overall effectiveness of the Board of Directors; and
- disclosure of the Board's determinations with respect to the independence of members of the Board.

In discharging these duties, directors should be entitled to rely on the honesty and integrity of their fellow directors and the corporation's senior executives and outside advisors and auditors. The directors shall also be entitled to have the corporation purchase reasonable directors' and officers' liability insurance on their behalf, to the benefits of indemnification to the fullest extent permitted by law and the corporation's articles of incorporation, by-laws and any indemnification agreements, and to exculpation as provided by state law and the corporation's articles of incorporation.

The Board and each committee have the power to hire at the expense of the corporation independent legal, financial or other advisors as they may deem necessary, without consulting or obtaining the approval of any officer of the corporation in advance.

III. Board Structure

1. Independent Directors

As a matter of policy, the Board believes that a substantial majority of the members of the Board of Directors should meet the criteria for independence required by the New York Stock Exchange.

The Organization, Compensation and Governance Committee shall periodically review qualifications and independence of the members of the Board and its various committees as well as the composition of the Board as a whole.

2. **Size of the Board**

The corporation's by-laws prescribe a Board of 8 to 15 members. The current Board comprises 11 members.

3. **Board Membership Criteria**

The Organization, Compensation and Governance Committee is charged with the responsibility for reviewing at least annually the qualifications for Board membership in the context of the current Board membership. This assessment will include members' qualifications as independent, as well as consideration of diversity, age, skills, and experience. All candidates for Board membership must possess the following qualifications:

- unquestionable personal and professional ethics and integrity;
- policy making experience in business, education, technology or government;
- expertise that is useful to the corporation and complementary to that of other Board members;
- a willingness to serve on the Board for a period of at least several years and to devote the time required to meet the responsibilities and perform the duties of a director including attendance at all Board and applicable committee meetings;
- a commitment to represent the best interests of all shareholders and to objectively appraise the performance of the corporation and of management; and
- involvement only in activities that do not create a conflict with the director's responsibilities to the corporation and its shareholders.

4. Change in a Director's Employment or Position

Directors who retire or otherwise have a change in the employment or position they held when most recently elected to the Board should submit a letter of resignation to the Board. While it is not the corporation's policy that a director should in every such instance leave the Board, the Board should have an opportunity to review the appropriateness of continued Board service in such circumstances based on a review and recommendation by the Organization, Compensation and Governance Committee.

Directors should advise the Chairman of the Board and the Chairman of the Organization, Compensation and Governance Committee in advance of accepting an invitation to serve on another public company board. There should be an opportunity for the Board through the Organization, Compensation and Governance Committee to review the directors' availability to fulfill his or her responsibilities as a director if he or she serves on more than three other public company boards.

5. Selection of New Directors

Nominees for directorship will be recommended to the Board by the Organization, Compensation and Governance Committee in accordance with the policies and principles in its charter. The invitation to join the Board should be extended by the Board itself, by the Chairman of the Organization, Compensation and Governance Committee and the Chairman of the Board.

6. Tenure and Retirement of Directors

The Board is divided into three classes, with the number of members of each class being as nearly equal as possible. The members of one class stand for election each year for a term of three years. The Board does not believe it should establish term limits. While term limits could help insure that there are fresh ideas and viewpoints available to the Board, they have the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the corporation and its operations and, therefore, provide an increasing contribution to the Board as a whole.

Directors must retire from the Board effective at the annual meeting of shareholders occurring in the year of their seventy-second birthday.

A director may stand for reelection even though he or she will not be permitted to serve a full three-year term by virtue of this retirement policy.

7. Director Compensation

The Organization, Compensation and Governance Committee will report to the Board each year regarding the compensation of the Board relative to that of the boards of comparable U.S. corporations. The form and amount of director compensation will be determined by the Organization, Compensation and Governance Committee in accordance with the policies and principles set forth in its charter and any NYSE or other applicable rules. In order to further the common interest of the corporation's shareholders and the members of the Board in the enhancement of the value of the corporation's common stock, it is the policy of the corporation that a significant part of a director's compensation be provided in common stock or options to purchase common stock of the corporation.

8. Conflicts of Interest

Occasionally, a director's business or personal relationships may give rise to a material personal interest in a matter that conflicts, or appears to conflict, with the interests of the corporation. The Board shall, after consultation with counsel, determine on a case by case basis whether an actual or apparent conflict of interest exists. Where such a conflict exists, the Board will excuse a director from either or both discussion or action on a matter.

IV. Committees of the Board

1. Committee Structure

It is the policy of the corporation that the Board as a whole shall act with respect to major decisions affecting the corporation. However, the Board has established the following four committees for the purpose of ensuring that certain important matters are addressed in greater depth than might be possible in full Board meetings.

- Organization, Compensation and Governance Committee
- Audit Committee
- Finance and Pension Committee
- Safety, Health and Environment Committee

The Board may have additional standing and temporary committees as appropriate. Each committee will have its own charter. The charters will set forth the purposes, goals and responsibilities of the committees as well as certain specific qualifications for committee membership and procedures for committee member appointment; in addition, the charters will address committee reporting to the Board. The charters will also provide that each committee will annually evaluate its performance.

2. Composition of Committees

Committee membership shall consist solely of independent directors, except that the CEO shall be an ex-officio, non-voting member of each committee except the Audit Committee and the Organization, Compensation and Governance Committee.

3. Assignment of Committee Members

The Organization, Compensation and Governance Committee, in consultation with the CEO, shall review each year the assignments of members to the various committees of the Board and to the position of committee chairman and recommend changes as appropriate. In general, committee members will be appointed by the Board with consideration of the desires of individual directors. It is the sense of the Board that consideration should be given to rotating committee members periodically, but the Board does not feel that rotation should be mandated as a policy.

4. Committee Meetings

Committees shall meet, to the extent practicable, in conjunction with regular meetings of the Board. Unless otherwise determined by the Chairman, each committee shall meet according to the schedule of meetings appended to these guidelines.

Each committee shall devote a portion of at least one meeting per year to review the work of the committee during the preceding twelve months in light of the charter of the committee.

5. Committee Agendas and Meeting Materials

The chairman of each committee, in consultation with members of the management of the corporation, shall set the agenda for meetings of the committee. At the beginning of each year, each committee shall issue a schedule of foreseeable agenda items to be considered during the ensuing year.

Meeting materials shall be furnished to committee members sufficiently in advance of each meeting to permit members to review the materials and prepare for the meeting.

6. Reports to the Board

At the next meeting of the Board following each committee meeting, the committee chairman shall report to the Board on the business considered and actions taken by the committee at its meeting.

V. Board Practices and Procedures

1. Board Meetings

The Board shall hold five regular meetings each year in January, April, July, October and November in accordance with a schedule to be established each year by the CEO.

Members of the Board are expected to attend all meetings of the Board and of the committees on which they serve.

In general, the Board meets in open session joined by invited members of management.

2. Agendas and Meeting Materials

The Board shall adopt an annual continuing agenda for the consideration of those matters requiring the continuing attention of the Board. The CEO shall establish with the advice of the co-lead directors, the agenda for each meeting of the Board. Each director may add to the agenda of any meeting any item the director wishes to have considered by the Board.

Meeting materials shall be furnished to members of the Board sufficiently in advance of each meeting to permit members to review the materials and prepare for the meeting.

3. Review of Governance Guidelines

The Organization, Compensation and Governance Committee shall review these guidelines annually and report to the Board its recommendations, if any, with respect to modifications or additions hereto.

4. Meetings of Independent Directors

The independent directors shall meet in regularly scheduled executive sessions without the presence of management. The independent directors will designate, and publicly disclose the name of, the director who will preside at the executive session. After each such executive session, the CEO shall join the meeting for a discussion with the Board.

5. Director Orientation and Continuing Education

All new directors must participate in the corporation's Orientation Program, which should be conducted within two months of the annual meeting at which new directors are elected or within two months of the time the new director otherwise joins the Board. This orientation will include presentations by senior management to familiarize new directors with the corporation's strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Business Conduct and Ethics, its principal officers, and its internal and independent auditors. All continuing directors are also invited to attend the Orientation Program.

6. CEO Evaluation and Management Succession

The Organization, Compensation and Governance Committee will conduct an annual review of the CEO's performance, as set forth in its charter. The Board of Directors will review the Organization, Compensation and Governance Committee's report in order to confirm that the CEO is providing effective leadership for the corporation in the long- and short-term.

The Organization, Compensation and Governance Committee should periodically report to the Board on succession planning. The entire Board will work with the Organization, Compensation and Governance Committee to nominate and evaluate potential successors to the CEO. The CEO should at all times make available his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.

7. Director Access to Officers and Employees

Directors have full and free access to officers and employees of the corporation. Any meetings or contacts that a director wishes to initiate may be arranged through the CEO or the Secretary or directly by the director. The directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the corporation and will, to the extent not inappropriate, copy the CEO on any written communications between a director and an officer or employee of the corporation.

The Board welcomes regular attendance at each Board meeting of the appropriate representatives of senior management of the corporation as shall be determined from time to time, subject to the Board's right in all instances to meet in executive session or with a more limited number of management representatives. If the CEO wishes to have additional corporation personnel attendees on a regular basis, this suggestion should be brought to the Board for consideration.

8. Annual Performance Evaluation

The Board of Directors will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Organization, Compensation and Governance Committee will receive comments from all directors and report annually to the Board with an assessment of the Board's performance. This will be discussed with the full Board following the end of each fiscal year. The assessment will focus on the Board's contribution to the corporation and specifically focus on areas in which the Board or management believes that the Board could improve.

9. Interaction with the Press, Investors and Others

Directors may be contacted by the press, investors, analysts or governmental officials to comment on or discuss the business of the corporation. As the Board believes that management speaks for the corporation, directors should refrain from communicating with any such individuals without prior consultation with the CEO. In no event should a director disclose any material non-public information concerning the corporation.

July 1, 2005